SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  September 28, 2004


                            NewPower Holdings, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                            1-16157                   52-2208601
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)           Identification No.)


P.O. Box 17296, Stamford, CT                         06907
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(Address of Principal Executive Offices)          (Zip Code)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

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Item 8.01. Other Events.

     As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.

     On September 28, 2004, the Company issued a press release disclosing that the order dated September 17, 2004 by the Bankruptcy Court authorizing the Company, pursuant to section 5.20 of the Plan, to make interim distributions to and/or to establish reserves for certain remaining stakeholders under the Plan, became effective as of September 28, 2004. The amount of the interim distribution allocable to shareholders eligible for receipt thereof is fifty nine cents ($0.59) per share of common stock of the Company. In the case of outstanding warrants or options for common stock of the Company, with exercise prices of $0.05 per share, the holders who are eligible under the order to exercise these warrants or options to become shareholders of record and participate in the interim distribution and elect to exercise warrants or options on a cashless basis, the amount of the interim distribution is fifty four cents ($0.54) per share of common stock of the Company.

     Attached is Exhibit 99.1, the press release issued by the Company with respect to the interim distribution by the Company.

     The Company anticipates that it will make an additional, final distribution of liquidation proceeds to holders of allowed claims and interests in Classes 9 (Common Stock), 10 (Options) and 11 (Warrants) and to any remaining holders of allowed claims in Class 8 (Securities Claims), which will be paid in accordance with the terms of the Plan. The timing and amount of any final distribution of liquidation proceeds will depend on the resolution of all remaining and any future claims by or against the Company. The Company cautions that following any interim distribution, if budgeted amounts are not sufficient for future administration of the post-confirmation estate of the Company, the Plan could be set aside and the case converted to liquidation under Chapter 7 of the United States bankruptcy code.

Cautionary Statement

     This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any



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revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Press release of the Company dated September 28, 2004.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: September 29, 2004


                                       NEWPOWER HOLDINGS, INC.


                                       By:      /s/ M. Patricia Foster
                                             -----------------------------------
                                             Name:   M. Patricia Foster
                                             Title:  President & Chief Executive
                                                     Officer



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

                                 EXHIBIT INDEX

                     The following exhibit is filed herewith:


Exhibit No.                       Description
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99.1       Press release of the Company dated September 28, 2004



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